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Exhibit 10(g)(5)

        CDEX Inc.
The Technology Development Company

February 25, 2002

Mr. Robert Stewart
3509 154th Street
Lubbock, TX 79423

Mr. Stewart:

        Pursuant to our November 21, 2001 Convertible Note Purchase Agreement, this letter confirms our receipt of the Conversion Request dated February 25, 2002 to convert the Promissory Note dated February 25, 2002 in the amount of $40,000 (Forty Thousand) to CDEX Common Stock. This is the final Conversion Request under the November 21, 2001 Agreement.

        CDEX has converted the following Promissory Notes to CDEX Common stock at your request:

Note Date	Amount	Request	Shares	Certificate #
November 21, 2001	$125,000	December 15, 2001	250,000	29
January 2, 2002	$116,000	January 4, 2002	290,000	28
February 25, 2002	$40,000	February 25, 2002	133,334	37

        CDEX and Robert Stewart acknowledge that all Promissory Notes have been destroyed by Robert Stewart upon receipt of appropriate Certificates.

Robert Stewart 3509 154th Street Lubbock, TX 79423

Michael Mergenthaler Director, Business Development CDEX Inc.

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  Exhibit 10(g)(5)